                                                                    EXHIBIT 10.4

                         ELECTRO-OPTICAL SCIENCES, INC.
                            2005 STOCK INCENTIVE PLAN

      1. Purpose. The purpose of the Electro-Optical Sciences, Inc. 2005 Stock Incentive Plan (the "Plan") is to establish a flexible vehicle through which Electro-Optical Sciences, Inc. (the "Company"), may offer equity-based compensation incentives to key employees and other persons (including, without limitation, directors, officers, consultants and scientific collaborators) employed or engaged by the Company and/or its subsidiaries (collectively, "Eligible Persons") to attract, motivate, reward and retain such Eligible Persons and to further align the interests of such Eligible Persons with those of the stockholders of the Company.

      2. Types of Awards. Awards under the Plan may be in the form of (a) options to purchase shares of the Company's common stock, no par value per share (the "Common Stock") granted pursuant to Section 6 below, including options intended to qualify as "incentive stock options" ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and options which do not qualify as ISOs, and (b) stock awards granted pursuant to
Section 7 below (collectively, "Awards").

      3. Administration.

            (a) Compensation Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). The Compensation Committee shall be comprised of independent outside directors.

            (b) Authority of Compensation Committee. Subject to the limitations of the Plan, the Compensation Committee, acting in its sole and absolute discretion, shall have full power and authority to administer the Plan, including, without limitation, the power to (i) determine the eligibility and the particular persons to whom awards shall be made under the Plan, (ii) grant awards to such persons and prescribe the terms and conditions of such awards,
(iii) construe, interpret and apply the provisions of the Plan and of any agreement or other instrument evidencing an award granted under the Plan, (iv) cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding Awards held by Participants, subject to any required consent under Paragraph 11, (v) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (vi) amend the Plan in any respect, including, without limitation, to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vii) amend any outstanding Award in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested or exercisable, (viii) carry out any responsibility or duty specifically reserved to the Compensation Committee under the Plan, and (ix) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan.

            All decisions of the Compensation Committee, shall be reasonable and made in good faith and shall be conclusive and binding on all Participants in the Plan.

            (c) Procedures. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. Members of the Compensation Committee shall abstain from participating in and deciding matters which directly affect their individual ownership interest under the Plan.

            (d) Indemnification. The Company shall indemnify and hold harmless each member of the Compensation Committee and any employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board of Directors of the Company (the "Board"), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or willful misconduct.

            (e) Compliance with Code Section 162(m). In the event the Company becomes a "publicly-held corporation" as defined in Code Section 162(m)(2), the Company may establish a Compensation Committee of outside directors meeting the requirements of CoDe Section 162(m)(2) to (i) approve Awards that might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Company pursuant to Code Section 162(m); and (ii) administer the Plan. In such event, Awards under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code
Section 162(m) and any Treasury Regulations promulgated thereunder.

      4. Share Limitations. Subject to adjustment pursuant to Section 9 below, the maximum number of shares of Common Stock that may be issued under the Plan is 1,000,000. The number of shares authorized for issuance under this Plan and all other share amounts set forth in this Plan reflect the 1-for-2 reverse split of the Company's Common Stock authorized by the Board of Directors of the Company on May 13, 2005. In determining the number of shares that remain issuable under the Plan at any time after the date the Plan is adopted, the following shares will be deemed not to have been issued (and will be deemed to remain available for issuance) under the Plan: (i) shares remaining under an Award made under the Plan that terminates or is canceled without having been exercised or earned in full; (ii) shares subject to an award under the Plan where cash is delivered to the holder of the Award in lieu of such shares; (iii) shares of restricted stock awarded under the Plan that are forfeited in accordance with the terms of the applicable Award; and (iv) shares that are withheld in order to pay the purchase price of shares acquired upon the exercise of Awards granted under the Plan or to satisfy the tax withholding obligations associated with such exercise. The number of shares of Common Stock issued in connection with an award under the Plan will be determined net of any previously-owned shares tendered by the holder of the Award in payment of the exercise price or of applicable withholding taxes. The number of shares available for grant and issuance under the Plan shall automatically be increased on the first day of each of January 2006 and January 2007 by the lesser of: (i) three percent (3%) of the number of shares of Common Stock issued and outstanding on the preceding December 31, and (ii) a lesser number of shares of Common Stock determined by the Board of Directors of the Company.

      5. Eligibility. Awards under the Plan may be made to any Eligible Person as the Compensation Committee may select. Each such person to whom an Award is granted under the Plan is referred to herein as a "Participant".

      6. Stock Options. Subject to the provisions of the Plan, the Compensation Committee may grant options to eligible personnel upon such terms and conditions as the Compensation Committee deems appropriate. Each option granted under the Plan shall be designated as either statutory or non-statutory and each option designated as a statutory option shall be further designated as qualified or non-qualified. The terms and conditions of any option shall be evidenced by a written option agreement or other instrument approved for this purpose by the Compensation Committee ("Option Agreement").

            (a) Date of Grant. Except as may be otherwise provided in an Option Agreement, the date of grant of an option under this Plan shall be the date as of which the Compensation Committee approves the grant.

            (b) Exercise Price. The exercise price per share of Common Stock covered by an option granted under the Plan may not be less than the Fair Market Value (as defined below) per share of the Common Stock at the time of grant (or, in the case of an ISO granted to a Participant who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a "subsidiary" of the Company within the meaning of Section 424 of the Code, 110% of the Fair Market Value per share).

            (c) Option Term. No option granted under the Plan may be exercisable (if at all) more than ten years after the date the option is granted (or, in the case of an ISO granted to a ten percent stockholder described in Section 422 of the Code, five years after the date the option is granted).

            (d) Vesting and Exercise of Options. The Compensation Committee, in its sole discretion, may establish such vesting and other conditions and restrictions on the exercise of an option and/or upon the issuance of Common Stock in connection with the exercise of an option as it deems appropriate. Subject to satisfaction of applicable withholding requirements, once vested and exercisable, an option may be exercised by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state: (i) that the Participant elects to exercise the option; (ii) the number of shares with respect to which the option is being exercised (the "Option Shares"); (iii) the method of payment for the Option Shares; (iv) the date upon which the Participant desires to consummate the purchase of the Option Shares (which date must be prior to the termination of such option); and (v) any additional provisions consistent with the Plan as the Compensation Committee may from time to time require. The exercise date of an option shall be the date on which the Company receives the Notice from the Participant. The Compensation Committee, acting in its sole discretion, may permit the exercise price to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure to the extent permitted by law, in the form of unrestricted shares of Common Stock (to the extent of the Fair Market Value thereof) or, subject to applicable law, by any other form of consideration deemed appropriate.

            (e) Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an option until full payment of the exercise price and the applicable tax withholding obligation with respect to such exercise has been made or provided for. The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the option is validly exercised, the exercise price is paid fully and applicable withholding obligations are satisfied.

            (f) Termination of Employment or other Service. Unless otherwise determined by the Compensation Committee at grant or, if no rights of the Participant are reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules apply with regard to options held by a Participant at the time of his or her termination of employment or other service with the Company and its subsidiaries.

                  (i) Termination by Reason of Death or Disability. If a Participant's employment or other service terminates by reason of death or Disability (as defined below), then (1) any portion of an option held by the Participant which is not then exercisable shall thereupon terminate, and (2) any portion of an option held by the Participant which is then exercisable shall remain exercisable by the Participant (or beneficiary) for a period of one year following such termination of employment or other service or, if sooner, until the expiration of the term of the option, and, to the extent not exercised within such period, shall thereupon terminate. For purposes of the Plan, the term Disability shall mean, unless the Compensation Committee determines otherwise at the time of grant, the inability of a person to perform the essential functions of his or her position, with or without reasonable accommodation, by reason of a physical or mental incapacity or illness which is expected to result in death or to be of indefinite duration of not less than 12 months.

                  (ii) Termination for Cause. If a Participant's employment or other service is terminated by the Company or any of its subsidiaries for Cause (as defined below), then any option held by the Participant, whether or not then exercisable, shall immediately terminate and cease to be exercisable. For purposes of the Plan, a termination for "Cause" means (1) in the case where there is no employment, consulting or similar service agreement between the Participant and the Company or any of its subsidiaries or where such an agreement exists but does not define "cause" (or words of like import), a termination classified by the Company or any of its subsidiaries, as a termination due to the Participant's (i) commission of, or entry of a plea of guilty or no contest to any felony, fraud, misappropriation, embezzlement or other crime of moral turpitude; (ii) commission of, or entry of a plea of guilty or no contest to any crime or offense involving money or property of the Company; (iii) dishonesty or fraud; or (iv) insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties, or (2) in the case where there is an employment, consulting or similar service agreement between the Participant and the Company or any of its subsidiaries that defines "cause" (or words of like import), a termination that is or would be deemed for "cause" (or words of like import) under such agreement.

                  (iii) Other Termination. If a Participant's employment or other service terminates for any reason (other than death, Disability or Cause) or no reason, then (1) any portion of an option held by the Participant which is not then exercisable shall thereupon terminate, and (2) any portion of an option held by the Participant which is then exercisable shall remain exercisable during the ninety (90) day period following such termination or, if sooner, until the expiration of the term of the option and, to the extent not exercised within such period, shall thereupon terminate.

            (g) Nontransferability. No option shall be assignable or transferable except upon the Participant's death to a beneficiary designated by the Participant in a manner prescribed or approved for this purpose by the Compensation Committee or, if no designated beneficiary shall survive the Participant, pursuant to the Participant's will or by the laws of descent and distribution. During a Participant's lifetime, options may be exercised only by the Participant or the Participant's guardian or legal representative. Notwithstanding the foregoing, the Compensation Committee may permit the inter vivos transfer of a Participant's options (other than options designated as ISOs) by gift to such persons and on such terms and conditions as the Compensation Committee deems appropriate.

      7. Stock Awards. Subject to the provisions of the Plan, the Compensation Committee may grant stock awards to eligible Participants upon such terms and conditions as the Compensation Committee deems appropriate. The terms and conditions of any stock award shall be evidenced by a written stock award agreement or other instrument approved for this purpose by the Compensation Committee. A stock award may take the form of the issuance and transfer to the recipient of shares of Common Stock or a grant of stock units representing a right to receive shares of Common Stock in the future and, in either case, may be subject to designated vesting conditions and transfer restrictions.

            (a) Purchase Price. The purchase price payable for shares of Common Stock transferred pursuant to a stock award must be at least equal to their Fair Market Value on the date of the grant.

            (b) Stock Certificates for Non-Vested Stock. Shares of Common Stock issued pursuant to a non-vested stock award may be evidenced by book entries on the Company's stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for shares is issued before the stock award vests, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the shares, and the Company may require that any or all such stock certificates be held in custody by the Company until the applicable conditions are satisfied and other restrictions lapse. The Compensation Committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for shares issued pursuant to non-vested stock awards, including, without limitation, a requirement that the recipient deliver a duly signed stock power, endorsed in blank, for the shares covered by the award.

            (c) Stock Certificates for Vested Stock. The recipient of a vested stock award will be entitled to receive a certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law or the terms of any stockholders' agreement), for vested shares covered by the award, subject, however, to the payment or satisfaction of withholding tax obligations in accordance with Section 10.

            (d) Rights as a Stockholder. Unless otherwise determined by the Compensation Committee, (i) the recipient of a stock award will be entitled to receive dividend payments, if any (or, in the case of an award of stock units, dividend equivalent payments), on or with respect to the shares that remain covered by the award (which the Compensation Committee may specify are payable on a deferred basis and are forfeitable to the same extent as the underlying award), (ii) the recipient of a non-vested stock award may exercise voting rights if and to the extent that shares of Common Stock have been issued to him pursuant to the award, and (iii) the recipient will have no other rights as a stockholder with respect to such shares unless and until the shares are issued to him free of all conditions and restrictions under the Plan.

            (e) Termination of Employment or other Service Before Vesting; Forfeiture. Unless the Compensation Committee determines otherwise, a non-vested stock award will be forfeited upon the termination of a recipient's employment or other service with the Company and its subsidiaries. If a non-vested stock award is forfeited, any certificate representing shares subject to such award will be canceled on the books of the Company and the recipient will be entitled to receive from the Company an amount equal to any cash purchase price paid by him for such shares. If an award of stock units is forfeited, the recipient will have no further right to receive the shares of Common Stock represented by such units.

            (f) Nontransferability. With respect to any stock Award, unless and until all applicable vesting conditions, if any, are satisfied and vested shares are issued, neither the stock Award nor any shares of Common Stock issued pursuant to the Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company in accordance with the terms of the Award or the Plan. Any attempt to do any of the foregoing before such time shall be null and void and, unless the Compensation Committee determines otherwise, shall result in the immediate forfeiture of the shares or the Award, as the case may be.

      8. Fair Market Value. For purposes of the Plan, the Fair Market Value of a share of Common Stock, as of any date shall mean, unless otherwise required by other applicable law, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over-the-counter market, the Compensation Committee shall determine its Fair Market Value in such a manner as it deems appropriate (such determination will be made in good faith as required by Section 422(c)(1) of the Code, may be based on the advice of an independent investment banker or appraiser recognized to be an expert in making such valuations and will take into consideration the factors listed in 26 C.F.R.Section 20.2031.2).

      9. Capital Changes; Acquisition Events.

            (a) Capital Changes. The maximum number and class of shares that may be issued under the Plan, the number and class of shares covered by each outstanding Award and, if applicable, the exercise price per share shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company's capital stock.

            (b) Acquisition Events. In the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity ("Successor Entity") or any transaction in which a Successor Entity acquires all the issued and outstanding capital stock of the Company, or all or substantially all the assets of the Company

(each, an "Acquisition Event"), outstanding options may be assumed or an equivalent option may be substituted by the Successor Entity or a parent of the Successor Entity. If and to the extent that outstanding options are not assumed or replaced with substantially equivalent options in connection with an Acquisition Event, then each Participant shall have the right to exercise in full all of his or her outstanding options, whether or not such options are otherwise vested or exercisable, but contingent upon the occurrence of the Acquisition Event, for a period of at least twenty (20) days prior to the consummation of the Acquisition Event, in which case the Company shall notify the Participant in writing or electronically that his or her options shall become fully exercisable at least thirty (30) days prior to the consummation of the Acquisition Event, and any outstanding options which are not exercised prior to the consummation of the Acquisition Event shall thereupon terminate. Notwithstanding the preceding sentence, if and to the extent outstanding options are not assumed or replaced with substantially equivalent options in connection with an Acquisition Event, the Compensation Committee, acting in its sole discretion and without the consent of any Participant, may provide for the cancellation of any outstanding options in exchange for payment in cash or other property of the Fair Market Value of the shares of Common Stock covered by such options (whether or not otherwise vested or exercisable), reduced by the exercise price thereof (and any applicable withholdings thereon). The Compensation Committee, acting in its sole discretion, may accelerate vesting of non-vested stock awards, provide for cash settlement and/or make such other adjustments to the terms of any outstanding stock award as it deems appropriate in the context of an Acquisition Event.

            (c) Fractional Shares. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such option shall cover only the number of full shares resulting from the adjustment.

            (d) Determinations Final. All adjustments under this Section 9 shall be made by the Compensation Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

      10. Tax Withholding. As a condition to the exercise of any Award or the delivery of any shares of Common Stock pursuant to any Award or the lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or any of its subsidiaries relating to an Award (including, without limitation, an income tax deferral arrangement pursuant to which employment tax is payable currently), the Company and/or the subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to an award recipient whether or not pursuant to the Plan or (b) require the recipient to remit cash (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the sole discretion of the Compensation Committee, the recipient may satisfy the withholding obligation described under this Section by electing to have the Company withhold shares of Common Stock or by tendering previously-owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules); provided, however, that no shares may be withheld if and to the extent that such withholding would result in the recognition of additional accounting expense by the Company.

      11. Amendment and Termination. The Board may amend or terminate the Plan, provided, however, that no such action may adversely affect the rights of the holder of any outstanding Award in a material way without the written consent of the holder. Except as otherwise provided in Section 9, any amendment which would increase the number of shares of Common Stock which may be issued under the Plan or modify the class of persons eligible to receive Awards under the Plan shall be subject to the approval of the Company's stockholders if and to the extent that such approval is necessary or desirable to comply with applicable law or exchange or listing requirements. The Board or the Compensation Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time, provided, however, that any amendment which would adversely affect the rights of the holder in a material way may not be made without his or her written consent.

      12. No Rights Conferred. Nothing contained in the Plan or in any Option Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his employment or other service with the Company or its subsidiaries or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other service.

      13. Compliance with Law.

            (a) Compliance with Securities Laws. No Awards shall be granted and no shares of Common Stock shall be issued or delivered pursuant to the Plan, unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            The Compensation Committee in its discretion may, as a condition to the delivery of any shares pursuant to any Award granted under the Plan, require the applicable Participant (i) to represent in writing that the shares received pursuant to such Award are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed reasonably appropriate by the Compensation Committee. Stock certificates representing shares acquired under the Plan that have not been registered under the Securities Act shall, if required by the Compensation Committee, bear such legends as may be required by the applicable Option Agreement, if any.

            (b) No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Compensation Committee shall be deemed to give an employee, director or consultant any right to be granted an Award to purchase Common Stock, receive an Award under the Plan except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth in the Option Agreement. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

            (c) No Restriction of Corporate Action. Nothing contained in the Plan or in any Option Agreement will be construed to prevent the Company or any Subsidiary or Affiliate of the Company from taking any corporate action which is deemed by the Company or by its Subsidiaries and Affiliates to be appropriate or in its best interest, whether such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant or beneficiary of a Participant will have any claim against the Company or any affiliate as a result of any corporate action.

      14. Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

      15. Decisions and Determinations to be Final. All decisions and determinations made by the Compensation Committee pursuant to the provisions hereof shall be final, binding and conclusive.

      16. Governing Law. All rights and obligations under the Plan and each Option Agreement or instrument shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

      17. Term of the Plan. The Plan shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders within 12 months of such date. Unless sooner terminated by the Compensation Committee, the Plan shall terminate on the tenth anniversary of the date of its adoption by the Board. The rights of any person with respect to an Award granted under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Award (as then in effect or thereafter amended) and the Plan.

      18. Supersession. This Plan supersedes the Electro-Optical Sciences, Inc. 2003 Stock Incentive Plan, as amended, (the "Prior Plan). Although options may be outstanding under the Prior Plan, no Awards will be granted under the Prior Plan after December 31, 2004.

      19. Code Section 409A Compliance. This Plan is intended to provide for statutory and non-statutory stock option benefits that are not deemed to be deferred compensation and thus are not subject to the provisions of Code
Section 409A. If the Plan is deemed to be subject to Code Section 409A, however, the Company may modify the Plan and any Awards granted under the Plan to comply with Code Section 409A guidance; provided, however, that the present value of Awards granted to Participants after such modification shall not be less than the present value of the Awards granted to Participants prior to the modification.

      20. Section 16 Compliance. It is intended that the Plan and any Award made to a Participant subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any Award would disqualify the Plan or the Award, or would otherwise not comply with Rule 16b-3, such provision or Award will be construed or deemed amended to conform to Rule 16b-3.

      21. Related Agreements: Lock-Up.

            (a) As a condition to the issuance of shares of Common Stock pursuant to a stock award or upon exercise of an option granted pursuant to the Plan, the recipient shall, at the request of the Board, be required to become a party to any stockholders' or similar agreement(s) to which the Company and some or all of its stockholders may from time to time be party.

            (b) As a condition to the issuance of shares of Common Stock pursuant to a stock award or upon exercise of an option granted pursuant to the Plan, the recipient shall, at the request of the Compensation Committee, agree that he or she will not, without the prior written consent of the managing underwriter, if any, for any public offering of the Company's securities, during the period commencing. on the date of the final prospectus relating to such public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the recipient (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.